UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 22, 2011

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01     Other Events.

On December 22, 2011, the Board of Directors of PlainsCapital Corporation (the “Company”) declared a cash dividend payable on December 30, 2011 to common shareholders of record as of December 23, 2011. The dividend declared was $0.09 per share of Original Common Stock, par value $0.001 per share (the “Common Stock”), which represents an increase from the quarterly dividend rate of $0.05 per share of Common Stock the Company paid each of the last 15 quarters, as adjusted for the Company’s stock split effected on August 28, 2009.

Beginning in the first quarter of 2012, the Board of Directors intends to increase the quarterly dividend rate from $0.05 to $0.06 per share of Common Stock. Each future quarterly dividend must be declared by the Board of Directors prior to payment.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “would” and similar words and expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve a number of assumptions, risks, and uncertainties, any of which may cause actual results to differ materially from those anticipated, estimated, or projected in such statements. These risks and uncertainties include, but are not limited to, changes in our results of operations; changes in political, economic, or industry conditions; and the impact of legislative and regulatory actions. In evaluating these statements, you should carefully consider these risks and uncertainties and those described under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q as well as those described in the Company’s other recent Securities and Exchange Commission filings.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: December 23, 2011	By:	/s/ JOHN A. MARTIN
	Name:	John A. Martin
	Title:	Executive Vice President, Chief Financial Officer